Execution Version

AMENDMENT AND JOINDER AGREEMENT

THIS AMENDMENT AND JOINDER AGREEMENT (this “Agreement”), dated as of January 22, 2007, is by and among Lionbridge International Finance Limited, a company formed under the laws of Ireland (the “Foreign Borrower”), Lionbridge International, a company formed under the laws of Ireland, and Lionbridge Luxembourg S.à.r.l., a company formed under the laws of Luxembourg (each an “Additional Foreign Guarantor” and together, the “Additional Foreign Guarantors”), Lionbridge Technologies, Inc., a Delaware corporation (the “Company”), the US Guarantors (as defined below), the Lenders (as defined below) party hereto, and HSBC Bank USA, National Association, in its capacity as administrative agent under that certain Credit Agreement, dated as of December 21, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among the Company, the Material Domestic Subsidiaries of the Company from time to time party thereto (the “US Guarantors”), the lenders from time to time party thereto (the “Lenders”) and HSBC Bank USA, National Association, as administrative agent for the Lenders (the ”Administrative Agent”). Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

WHEREAS, in accordance with Section 5.16 of the Credit Agreement, the Foreign Borrower, the Additional Foreign Guarantors (collectively, the “Foreign Credit Parties”), and the Company are required to enter into this Agreement as a condition to the making of any Revolving Loan to the Foreign Borrower; and

WHEREAS, the Company and the Foreign Credit Parties have requested that certain provisions of the Credit Agreement be amended to provide the Lenders with appropriate security for, and guaranties of, any Revolving Loans made to the Foreign Borrower under the terms of the Credit Agreement;

NOW THEREFORE, the Foreign Credit Parties hereby agree as follows with the Administrative Agent, for the benefit of the Lenders and the other parties to the Credit Agreement:

1. The Foreign Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Foreign Borrower will be deemed to be a party to and a “Foreign Borrower” under the Credit Agreement, as amended by this Agreement, and shall have all of the obligations of a Foreign Borrower thereunder as if it had executed the Credit Agreement.

2. Each Additional Foreign Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Additional Foreign Guarantor will be deemed to be a party to and a “Foreign Guarantor” under the Credit Agreement, as amended by this Agreement, and shall have all of the obligations of such Foreign Guarantor thereunder as if it had executed the Credit Agreement.

3. Each Foreign Credit Party, as Foreign Borrower or Additional Foreign Guarantor, as applicable, hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents, including without limitation (a) all of the representations and warranties set forth in Article III of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement. Without limiting the generality of the foregoing terms of this Paragraph 3, the Additional Foreign Guarantors hereby guarantee, jointly and severally together with the other Foreign Guarantors, the prompt payment of the Foreign Credit Party Obligations of the Foreign Borrower in accordance with Article XI of the Credit Agreement, as amended by this Agreement.

4. The Foreign Credit Parties hereby acknowledge that simultaneously with the execution of this Agreement, (i) each of Lionbridge Luxembourg S.à.r.l. and Lionbridge Technologies, Inc. will pledge all of its interests in Lionbridge International, whether now owned or hereafter acquired, for the benefit of the Administrative Agent, and (ii) Lionbridge International will pledge all of its interests in Lionbridge International Finance Limited, whether now owned or hereafter acquired, for the benefit of the Administrative Agent, as set forth in those certain Foreign Pledge Agreements dated as of the date hereof.

5. Each of the Foreign Credit Parties acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Security Document and the schedules and exhibits thereto.

6. The Company confirms that the Credit Agreement is, and upon the Foreign Credit Parties executing this Agreement, shall continue to be, in full force and effect, subject to the amendments to the Credit Agreement set forth in paragraph 8 below. The parties hereto confirm and agree that immediately upon the Foreign Credit Parties executing this Agreement the term “Foreign Credit Party Obligations,” as used in the Credit Agreement, shall include all obligations of the Foreign Credit Parties under the Credit Agreement and under each other Credit Document.

7. Each of the Company and the Foreign Credit Parties agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement in order to effect the purposes of this Agreement.

8. The Credit Agreement is hereby amended as follows:

(a)	Section 1.1 is hereby amended by replacing the definition of “Foreign Credit Party” in its entirety with the following:

“Foreign Credit Party” shall mean any of the Foreign Borrower or the Additional Foreign Guarantors, individually or collectively, as appropriate.

(b)	Section 1.1 is hereby amended by replacing the definition of “Foreign Guarantors” in its entirety with the following:

“Foreign Guarantors” shall mean the Additional Foreign Guarantors, together with the Company, and each individually a “Foreign Guarantor”.

(c)	Section 1.1 is hereby amended by replacing the definition of “Foreign Pledge Agreement” in its entirety with the following:

“Foreign Pledge Agreements” shall mean, collectively, the Charge on Shares of Lionbridge International and the Charge on Shares of Lionbridge International Finance Limited, to be entered into pursuant to Section 5.16.

(d)	The term “Foreign Pledge Agreement” is hereby replaced in each location in which it appears in the Credit Agreement by the term “Foreign Pledge Agreements”.

(e)	Section 1.1 is hereby amended by deleting the definition of “Irish Guarantors” in its entirety and inserting in appropriate alphabetical order the following defined term:

“Additional Foreign Guarantors” shall mean, collectively, Lionbridge International, a company formed under the laws of Ireland, and Lionbridge Luxembourg S.à.r.l., a company formed under the laws of Luxembourg.

(f)	Section 5.16(b) is hereby amended by replacing such section in its entirety with the following:

Stock Certificates. Deliver to the Administrative Agent the shares of Lionbridge International and the shares of Lionbridge International Finance Limited, and, with respect to such shares, duly executed in blank undated stock powers (or jurisdictional equivalents), as required to be delivered pursuant to the Foreign Pledge Agreements.

(g)	Section 5.16(c) is hereby amended by inserting the phrase “Luxembourgish counsel to be named,” immediately before the phrase “and Irish counsel to be named” in the third line thereof.

9. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

10. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflict of laws principles thereof (other than Sections 5-1401 and 5-1402 of The New York General Obligations Law).

IN WITNESS WHEREOF, each of the Foreign Credit Parties and the Company has caused this Amendment and Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

FOREIGN BORROWER: LIONBRIDGE INTERNATIONAL FINANCE LIMITED,

	By:	/s/ Joseph Frank

		Name: Title:	Joseph Frank Director

ADDITIONAL FOREIGN	LIONBRIDGE INTERNATIONAL,

GUARANTORS:
	By:	/s/ Rory J. Cowan

		Name: Title:	Rory J. Cowan Director

LIONBRIDGE LUXEMBOURG S.À.R.L.,

	By:	/s/ Joseph Frank

		Name: Title:	Joseph Frank Gèrant

COMPANY and	LIONBRIDGE TECHNOLOGIES, INC.,

FOREIGN GUARANTOR:	a Delaware corporation

	By:	/s/ Joseph Frank

		Name: Title:	Joseph Frank Treasurer

With respect to paragraph 8 hereto, each of the US Guarantors acknowledge, accept and agree that the provisions of Article X of the Credit Agreement remain binding and in full force and effect with respect to the Credit Agreement as amended hereby. Nothing contained in this Agreement shall affect or alter the US Guaranty (as defined in the Credit Agreement) of the US Guarantors:

US GUARANTORS:		VERITEST, INC.,

a Delaware corporation

	By:	/s/ Joseph Frank

	Name: Title:	Joseph Frank Treasurer

LIONBRIDGE US, INC.,

a Delaware corporation

By:	/s/ Joseph Frank

Name: Title:	Joseph Frank Treasurer

LIONBRIDGE GLOBAL SOLUTIONS II, INC.,

a New York corporation

By:	/s/ Joseph Frank

Name: Title:	Joseph Frank Treasurer

LIONBRIDGE GLOBAL SOLUTIONS FEDERAL, INC.,

a Delaware corporation

By:	/s/ Margaret A. Shukur

Name: Title:	Margaret A. Shukur Secretary

Acknowledged, accepted and agreed:

HSBC BANK USA, NATIONAL ASSOCIATION,

as Administrative Agent and as Lender

By:	/s/ Kenneth V. McGraime

	Name:	Kenneth V. McGraime

Title: Senior Vice President, Commercial Executive

Acknowledged, accepted and agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Lender

By:	/s/ Patricia S. Gaudreau

	Name: Title:	Patricia S. Gaudreau Senior Vice President

Acknowledged, accepted and agreed:

Sovereign Bank, as Lender

By:	/s/ Greg Batsevitsky

	Name: Title:	Greg Batsevitsky Vice President

Acknowledged, accepted and agreed:

JPMORGAN CHASE BANK, N.A.,

as Lender

By:	/s/ Anthony Galea

	Name: Title:	Anthony Galea Associate

Acknowledged, accepted and agreed:

J.P. MORGAN EUROPE LIMITED,

as a Lender and as a Designated Funding Subsidiary of JPMorgan Chase Bank, N.A.

By:	/s/ Mark Herridge

	Name: Title:	Mark Herridge Vice President

By:	/s/ Paul Hogan

	Name: Title:	Paul Hogan Vice President

Acknowledged, accepted and agreed:

Allied Irish Banks p.l.c.,

as Lender

By:	/s/ Peter Mc Donnell

	Name: Title:	Peter Mc Donnell Manager